UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2020

LIMBACH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On December 11, 2020, Limbach Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a prospectus supplement (the “Prospectus Supplement”), filed with the Commission pursuant to Rule 424(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), to the prospectus dated August 6, 2019 (the “Base Prospectus” and together with the Prospectus Supplement, the “Prospectus”), which form a part of the Company’s registration statement on Form S-3 (File No. 333-232406) (as amended, the “Registration Statement”), filed with, and declared effective by, the Commission under the Act.

The Prospectus relates to the offering by the Company on a continuous basis of up to an aggregate of 4,499,632 shares (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”) reserved for issuance under outstanding warrants, consisting of (i) 2,300,000 shares of Common Stock issuable upon the exercise of 4,600,000 warrants that were issued as part of units in the Company’s initial public offering pursuant to a prospectus dated July 15, 2014, and are exercisable for one half of a share of Common Stock at an exercise price of $5.75 ($11.50 per whole share) (the “Public Warrants”), (ii) 21,833 shares of Common Stock issuable upon exercise of 43,667 warrants that were initially issued as part of units to 1347 Investors LLC, the Company’s sponsor (the “Sponsor”) prior to the completion of the Company’s business combination with Limbach Holdings LLC on July 20, 2016 (the “Business Combination”), in a private placement concurrently with the closing of the Company’s initial public offering and the exercise of the underwriters’ option to purchase additional securities in connection with the Company’s initial public offering, and are exercisable for one half of a share of Common Stock at an exercise price of $5.75 ($11.50 per whole share) (the “Private Warrants”), (iii) 600,000 shares of Common Stock issuable upon exercise of 600,000 warrants that were initially issued to the Sponsor in a private placement concurrently with the closing of the Company’s initial public offering, and are exercisable for one share of Common Stock at an exercise price of $15.00 per share (the “$15 Exercise Price Warrants”), (iv) 631,119 shares of Common Stock issuable upon exercise of warrants that were initially issued in connection with the closing of the Business Combination, and are exercisable for one share of Common Stock at an exercise price of $12.50 per share (the “Merger Warrants”), and (v) 946,680 shares of Common Stock issuable upon exercise of additional warrants that were initially issued in connection with the closing of the Business Combination, and are exercisable for one share of Common Stock at an exercise price of $11.50 per share (the “Additional Merger Warrants” and collectively with the Public Warrants, the Private Warrants, the $15 Exercise Price Warrants, the Merger Warrants and the Additional Merger Warrants, the “Warrants”). A description of the material terms of the Shares and the Warrants is contained in Prospectus Supplement. Such description is a summary and is qualified in its entirety by (x) the Warrant Agreement, dated July 15, 2014, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, filed as Exhibit No. 4.1 to that certain Current Report on Form 8-K filed on July 21, 2014, (y) the form of Merger Warrant filed as Exhibit 4.4 to that certain Registration Statement on Form S-3 filed on September 15, 2016 and (z) the form of Additional Merger Warrant filed as Exhibit 4.5 to that certain Registration Statement on Form S-3 filed on September 15, 2016.

In connection with the Offering, the Company is filing a legal opinion and consent as, respectively, Exhibit No. 5.1 and Exhibit No. 23. 1 (contained in Exhibit No. 5.1) to this Form 8-K, each of which is incorporated by reference in its entirety into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Cozen O’Connor
23.1	Consent of Cozen O’Connor (contained in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Chief Financial Officer

Dated: December 11, 2020